PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Dear Shareholders:

The high yield market and the Pacholder High Yield Fund, Inc. (the "Fund") had a challenging second quarter of 2002. While the quarter started off on a very positive note in April, May and early June, the market was buffeted by several negative factors in late June that continued into July. The sharp drop in the equity markets, two high profile accounting fraud cases involving high yield issuers (Adelphia and WorldCom), a substantial shift in the economic outlook from strong recovery to a slow growth or potential slip back into a "double dip" recession scenario, a barrage of downgrades of investment grade companies to high yield status, and tremendously tight capital market conditions, combined to turn the positive April result of 1.59% into a loss of 2.25% in the quarter for the CS First Boston High Yield Index, Developed Countries Only(TM) (the "Index"). These factors were most notable in their effect on the performance of three large industry sectors, Utility, Wireless, and Cable, where concerns over accounting issues combined with a sudden shut off of access to the capital markets to produce tremendous negative volatility even for large and previously well regarded issuers. It should be noted that the Index did not include WorldCom and Qwest securities during the quarter due to its criteria for the timing of the inclusion of "fallen angel" bonds that have been downgraded from investment grade ratings. The Lehman High Yield Index, which included WorldCom and Qwest securities in June 2002, reported a -6.41% return for the quarter.

Investor sentiment with regard to high yield also shifted during the second quarter. High yield mutual funds experienced strong positive inflows of $5.4 billion in the first quarter of 2002. Inflows continued strong in April and then slowed significantly in May and June; by the end of June, fund flows had turned negative. Inflows for the quarter were $729 million. The negative outflows have continued through mid-August, though at a decreasing pace.

The returns of the of the broad equity indices in the second quarter provides some insight as to why the high yield market had such a difficult quarter. For the second quarter, the NASDAQ Composite Index returned -20.71%, the S&P 500 returned -13.73%, and Dow returned -10.82%.

Overview of the Second Quarter

For the three months ended June 30, 2002 the Fund posted a total return of -10.05%, underperforming the average total return of all closed-end funds of -6.56% and the Index's total return of -2.25%. The Fund's relative underperformance, as compared to the Index, for the year is attributable to the cost of its leverage and its being overweighted in B rated securities and underweighted in BB rated securities compared to the Index. While BB rated securities outperformed B rated securities during the second quarter, they also provide substantially less income to the investor. Although this weighting is beneficial to the Fund in paying out a higher dividend rate, the weighting does make it difficult to keep pace with the Index during periods of negative volatility, when higher quality ratings tend to outperform lower quality ratings. The underlying portfolio (gross of fees and expenses) returned -3.16% for the quarter, which is comparable to the Index when you adjust for the relative ratings of each. The underlying portfolio return for the quarter also compares very favorably to other high yield indexes, such as Lehman's, that included WorldCom and Qwest.

The high yield market has been driven lower, in part, as a result of a broad and severe decline in the equity markets, a weakening economy, a continuation of high profile corporate malfeasance and accounting concerns, a continuation of low capital spending, and a drop in investor confidence. In response investors pulled money out of the equity markets and, to a lesser extent, the high yield bond market. The market has been extremely focused on negative developments, often causing the price of a bond to drop 20 or more points on news that is not likely to cause insolvency. In addition, the supply and demand characteristics of the market are very thin. On positive trading days the market tends to gap up multiple points with very little trading, while the opposite happens when the stimuli turns negative.

The high yield market difficulties during the quarter were evident in the average price, yield, and spread over Treasuries. For the quarter, the average price of the Index dropped 1.74 points from 77.12 to 75.38, its yield increased 10 basis points from 11.99% to 12.09%, and its spread over the comparable Treasury increased by 79 basis points, from 725 to 804. This downward trend continued through July and into mid-August as the overall yield and spread over Treasury approached their all time highs, but a strong rally during the last half of August has renewed some market optimism that the worst may be over as we approach the end of the summer holiday season.

Although 14 of the 19 industry sectors had positive returns for the quarter, two of the largest industry sectors in the market, Telecom (both fixed and wireless) and Utility, had a material negative impact on the overall second quarter results. Sectors that performed well during the quarter were Metals/Minerals, Manufacturing, and Consumer Products. During the quarter the Fund had strong performance relative to the market in the Aerospace, Services and Information Technology and underperformed in the Energy, Healthcare, and Restaurants segments of the market. The Fund's portfolio is well diversified, with investments in 176 issuers in 35 different industries. The Fund's highest sector concentration is in the Forest Products and Containers segment of the market, which accounted for 9.60% of the portfolio as of June 30, 2002.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

The high yield market and the Fund continued to be affected in the second quarter by the high rate of corporate defaults. The Fund experienced a 3.95% default rate for the year, as compared to the 5.93% default rate experienced by the overall market, as measured by Moody's. The advisor continues to actively participate in a number of the Fund's portfolio positions that are undergoing restructuring to maximize the Funds recovery on these positions and to expedite the reorganization process to convert Fund assets from non-accruing to accruing.

During the second quarter and early in the third quarter the Fund redeemed $19.5 million of its Auction Rate Preferred Stock to comply with the asset coverage requirement. There were no extraordinary charges in relation to this redemption, and the Fund had more than sufficient reasonably valued, readily liquid positions to affect these redemptions.

Outlook

We continue to believe the outlook for the high yield bond market is directly correlated to the timing and strength of the recovery in the economy. When there was increasing momentum of positive economic signs early in the second quarter, the high yield market picked up momentum; however, as June and July 2002 showed, this recovery will not be a smooth one. Given this environment, we expect to proceed judiciously by adding investments that we believe are undervalued and have been oversold and selling those securities for credit reasons or that we believe have limited upside potential. During the second quarter we continued to increase the Funds exposure to cyclical sectors that we expect will benefit from the economic recovery. This strategy is intended to allow the Fund to more fully participate in the upside of the market and increase the overall market yield of the portfolio. While cautiously optimistic, we continue to maintain a disciplined risk management approach to the overall portfolio.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

/s/ William J. Morgan
William J. Morgan
President

August 23, 2002

--------------------------------------------------------------------------------
Please visit our web site, www.phf-hy.com, for information on the Fund's NAV, share price, news releases, and SEC fillings. We created this site to provide shareholders quick and easy access to the timeliest information available regarding the Fund.
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan. Please contact U.S. Bank Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, OH 45201-1118, and (800) 637-7549.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                              Percent
                                         Par                  of Net
Description                             (000)       Value     Assets
---------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 90.0%
AEROSPACE -- 0.6%
Atlantic Coast Airlines, Tranche C
 Pass-Thru Cert, 8.75%, 1/1/07/2/     $      983 $    984,966   0.6%
                                                 ------------   ---
                                                      984,966   0.6
CHEMICALS -- 4.0%
Huntsman ICI Chemicals, Sr Sub Nt,
 10.125%, 7/1/09                           1,000      895,000   0.5
Huntsman Corp., Sr Nt,
 9.875%, 3/1/09/2/                           250      250,625   0.1
IMC Global, Inc., Sr Nt,
 10.875%, 6/1/08                             500      537,500   0.3
Lone Star Industries, Sr Sub Nt,
 9%, 6/1/11                                  235      224,425   0.1
Marsulex, Inc., Sr Sub Nt,
 9.625%, 7/1/08                            1,250    1,287,500   0.8
Philipp Brothers Chemicals, Inc., Sr
 Sub Nt, 9.875%, 6/1/08                    1,935      986,850   0.6
Terra Capital, Inc., Sr Nt,
 12.875%, 10/15/08                         2,225    2,280,625   1.3
Terra Industries, Sr Nt,
 10.5%, 6/15/05                              500      440,000   0.3
                                                 ------------   ---
                                                    6,902,525   4.0
CONSUMER PRODUCTS -- 3.2%
Dan River, Inc., Sr Sub Nt,
 10.125%, 12/15/03                         1,000      862,500   0.5
Drypers Corp., Sr Nt,
 10.25%, 6/15/07/1,4/                      1,465        3,662   0.0
Home Products International, Inc., Sr
 Sub Nt, 9.625%, 5/15/08                   1,775    1,670,718   1.0
Levi Straus and Co., Sr Nt,
 6.8%, 11/1/03                             1,000      925,000   0.5
Westpoint Stevens, Inc., Sr Nt,
 7.875%, 6/15/05                           1,000      675,000   0.4
Windmere Durable, Inc., Sr Sub Nt,
 10.00%, 7/31/08                           1,500    1,515,000   0.8
                                                 ------------   ---
                                                    5,651,880   3.2
ENERGY -- 3.4%
Baytex Energy LTD, Sr Sub Nt,
 10.5%, 2/15/11                            1,950    1,989,000   1.1
Coho Energy, Inc., Sr Sub Nt PIK,
 15%, 3/31/07/1,3,4/                       2,596      649,076   0.4

                                                             Percent
                                        Par                  of Net
Description                            (000)       Value     Assets
--------------------------------------------------------------------
ENERGY (continued)
Giant Industries, Inc., Sr Sub Nt,
 9%, 9/1/07                          $      587 $    556,182   0.3
ICO, Inc., Sr Nt, 10.375%, 6/1/07         1,725    1,345,500   0.8
Magnum Hunter Resources, Sr Nt,
 9.6%, 3/15/12/2/                           250      257,500   0.1
Orion Refining Corp., Sr Nt,
 10%, 11/15/10/2,3/                       3,476      347,603   0.2
Orion Refining Corp., Sr Secd Bridge
 Nt, 10%, 06/01/10/3/                       728      642,443   0.4
Orion Refining Corp., Bridge Nt,
 10%, 05/23/10/3/                            90       79,613   0.1
                                                ------------   ---
                                                   5,866,917   3.4
FINANCE -- 1.3%
Conseco, Inc., Sr Nt, 8.75%, 2/9/04       1,500      720,000   0.4
Conseco, Inc., Sr Nt,
 10.75%, 6/15/08                          1,000      485,000   0.3
Riggs Capital Trust II, Co Guar,
 8.875%, 3/15/27                          1,250    1,050,830   0.6
                                                ------------   ---
                                                   2,255,830   1.3
FOOD & DRUG -- 0.5%
Penn Traffic, Co., Sr Nt,
 11%, 6/29/09                               894      832,538   0.5
                                                ------------   ---
                                                     832,538   0.5
FOOD & TOBACCO -- 7.2%
Apple South, Inc., Sr Nt,
 9.75%, 6/1/06                            1,500      750,000   0.4
Avado Brands, Inc., Sr Sub Nt,
 11.75%, 6/15/09                            500       65,000   0.0
Chiquita Brands, Inc., Sr Nt,
 10.56%, 3/15/09                          1,250    1,312,500   0.8
CKE Restaurants, Inc., Sr Sub Nt,
 9.125%, 5/1/09                             500      482,500   0.3
CKE Restaurants, Inc., Sr Sub Nt,
 4.250%, 3/15/04                          1,000      892,500   0.5
Domino's, Inc., Sr Sub Nt,
 10.375%, 1/15/09                           880      946,000   0.5
FM 1993A Corp., Sr Nt,
 9.75%, 11/1/03                           1,150    1,161,500   0.7
Fresh Foods, Inc., Sr Nt,
 10.75%, 6/1/06                           1,435      861,000   0.5
Friendly Ice Cream, Corp., Sr Nt,
 10.5%, 12/1/07                           1,000      980,000   0.6

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                              Percent
                                         Par                  of Net
Description                             (000)       Value     Assets
---------------------------------------------------------------------
FOOD & TOBACCO (continued)
National Wine & Spirits, Inc., Sr Nt,
 10.125%, 1/15/09                     $    1,000 $  1,012,500   0.6%
Perkins Family Restaurants, Sr Nt,
 10.125%, 12/15/07                           700      700,000   0.4
Premium Standard Farms, Sr Nt,
 9.25%, 6/15/11                            1,985    1,905,600   1.1
Sbarro, Inc., Sr Nt, 11%, 9/15/09            500      500,000   0.3
Tom's Foods, Inc., Sr Nt,
 10.5%, 11/1/04                            1,000      891,250   0.5
                                                 ------------   ---
                                                   12,460,350   7.2
FOREST PRODUCTS & CONTAINERS -- 9.6%
Ainsworth Lumber Co. Ltd., Sr Nt,
 12.5%, 7/15/07                            2,065    2,235,363   1.3
Alabama Pine Pulp, Inc., Tranche B
 Bank Debt, 8.06%, 6/30/05                 1,295       25,904   0.0
Alltrista Corp., Sr Sub Nt,
 9.75%, 5/1/12/2/                          1,000      955,000   0.6
Alabama Pine Pulp, Inc., Tranche C
 Bank Debt, 10.75%, 12/31/08/1/            1,897       37,932   0.0
American Tissue, Inc., Sr Sec Nt,
 12.5%, 7/15/06/1,4/                       2,250      450,000   0.3
Appleton Papers, Inc., Sr Sub Nt,
 12.5%, 12/15/08/2/                        1,000      985,000   0.6
Applied Extrusion Technologies, Sr
 Sub Nt, 10.75%, 7/1/11                    1,600    1,440,000   0.8
Berry Plastics Corp., Sr Sub Nt,
 12.25%, 4/15/04                           2,000    2,015,000   1.2
Buckeye Cellulose Corp., Sr Sub Nt,
 9.25%, 9/15/08                            1,410    1,261,950   0.7
Buckeye Technologies, Inc.,
 Sr Sub Nt, 8%, 10/15/10                     465      381,300   0.2
Caraustar Industries, Sr Sub Nt,
 9.875%, 4/1/11                              500      528,750   0.3
Fibermark, Inc., Sr Nt,
 10.75%, 4/15/11                           1,365    1,313,813   0.8
Millar Western Forest Products Ltd,
 Sr Nt, 9.875%, 5/15/08                    1,000      955,000   0.5
Portola Packaging Inc., Sr Nt,
 10.75%, 10/1/05                           2,410    2,373,850   1.4
Potlatch Corp., Sr Sub Nt,
 10%, 7/15/11                              1,500    1,642,500   0.9
                                                 ------------   ---
                                                   16,601,362   9.6

                                                                  Percent
                                             Par                  of Net
Description                                 (000)       Value     Assets
-------------------------------------------------------------------------
GAMING & LEISURE -- 2.3%
Bally Total Fitness Holding Corp., Sr
 Sub Nt, 9.875%, 10/15/07                 $    2,000 $  1,985,000   1.1%
Isle of Capri Casinos, Sr Sub Nt,
 9%, 3/15/12/2/                                1,000    1,010,000   0.6
Prime Hospitality Corp., 1st Mtg,
 9.25%, 1/15/06                                1,000    1,022,500   0.6
                                                     ------------   ---
                                                        4,017,500   2.3
HEALTH CARE -- 6.7%
Alliance Imaging, Inc., Sr Sub Nt,
 10.375%, 4/15/11                              1,000    1,060,000   0.6
Alaris Medical, Inc., Sr Nt,
 11.625%, 12/01/06                               500      562,500   0.3
Alaris Medical, Inc., Sr Sub Nt,
 9.75%, 12/01/06                                 500      492,500   0.3
Beverly Enterprises, Inc., Sr Nt,
 9.625%, 4/15/09                                 750      768,750   0.4
Concentra Operating Corp., Sr Sub
 Nt, 13%, 8/15/09                              1,500    1,695,000   1.0
Extendicare Health Services, Sr Sub
 Nt, 9.35%, 12/15/07                           1,500    1,395,000   0.8
Extendicare Health Services, Sr Nt,
 9.5%, 7/1/10                                    250      250,312   0.1
Fisher Scientific International, Inc., Sr
 Sub Nt, 9%, 2/1/08                            1,500    1,533,750   0.9
Hanger Orthopedic Group, Inc., Sr Nt,
 10.375%, 2/15/09/2/                           1,500    1,560,000   0.9
Hanger Orthopedic Group, Inc., Sr
 Sub Nt, 11.25%, 6/15/09                         500      503,750   0.3
IVAX Corp., Conv., 4.5%, 5/15/08                 500      372,500   0.2
Magellan Health Services, Inc., Sr
 Sub Nt, 9%, 2/15/08                           1,500      540,000   0.3
US Oncology, Inc., Sr Sub Nt,
 9.625%, 2/1/12/2/                             1,000      970,000   0.6
                                                     ------------   ---
                                                       11,704,062   6.7
HOUSING -- 0.5%
American Builders & Contractors
 Supply Co., Inc., Sr Sub Nt,
 10.625%, 5/15/07                                775      800,188   0.5
                                                     ------------   ---
                                                          800,188   0.5

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                Percent
                                           Par                  of Net
Description                               (000)       Value     Assets
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 1.2%
Avaya, Inc., Sr Nt,
 11.125%, 4/1/09                        $      800 $    732,000   0.4%
Ingram Micro, Inc., Sr Sub Nt,
 9.875%, 8/15/08                               700      728,000   0.4
Lucent Technologies, Sr Nt,
 7.25%, 7/15/06                              1,000      680,000   0.4
                                                   ------------   ---
                                                      2,140,000   1.2
MANUFACTURING -- 6.7%
Airxcel, Inc., Sr Sub Nt,
 11%, 11/15/07                               1,500    1,125,000   0.6
Better Minerals and Aggregates Co.,
 Sr Sub Nt, 13%, 9/15/09                     1,675    1,574,500   0.9
Day International Group, Inc., Sub Nt,
 9.5%, 3/15/08                               2,000    1,640,000   0.9
Indesco International, Inc., Sr Sub Nt,
 10%, 3/8/08                                   291      290,528   0.2
Key Components, LLC, Sr Sub Nt,
 10.5%, 6/1/08                                 500      495,000   0.3
Knoll Inc., Sr Sub Nt,
 10.875%, 3/15/06                              814      789,580   0.5
LLS Corp., Sr Sub Nt,
 11.625%, 8/1/09/1,4/                        1,000       90,000   0.1
MMI Products, Inc., Sr Sub Nt,
 11.25%, 4/15/07                             2,000    2,040,000   1.2
Park-Ohio Industries, Sr Sub Nt,
 9.25%, 12/1/07                                500      340,000   0.2
Precision Partners, Inc., Sr Sub Nt,
 12%, 3/15/09                                1,175      387,750   0.2
Selectron Corp., Sr Nt,
 9.625%, 2/15/09                               750      682,500   0.4
Tyco International Group, Nt,
 6.250%, 6/15/03                             1,000      870,020   0.5
Tyco International Group, Nt,
 4.95%, 8/1/03                                 500      429,915   0.2
Xerox Capital Corp., Sr Nt,
 9.75%, 1/15/09/2/                           1,000      820,000   0.5
                                                   ------------   ---
                                                     11,574,793   6.7
MEDIA & TELECOM: BROADCASTING -- 3.2%
Ackerly Group, Inc., Sr Sub Nt,
 9%, 1/15/09                                 1,500    1,681,875   1.0
Canwest Media, Inc., Sr Sub Nt,
 10.625%, 5/15/11                            1,000      995,000   0.6

                                                               Percent
                                          Par                  of Net
Description                              (000)       Value     Assets
----------------------------------------------------------------------
MEDIA & TELECOM: BROADCASTING (continued)
Granite Broadcasting Corp., Sr Sub
 Nt, 10.375%, 5/15/05                  $    1,612 $  1,483,040   0.8%
Nexstar Broadcasting Corp., Sr Sub
 Nt, 12%, 4/1/08                              500      530,000   0.3
Spanish Broadcasting System, Co
 Guar, 9.625%, 11/1/09                        825      849,750   0.5
                                                  ------------   ---
                                                     5,539,665   3.2
MEDIA & TELECOM: CABLE -- 3.7%
Adelphia Communications, Corp., Sr
 Nt, 9.375%, 11/15/09/1,4/                  1,500      607,500   0.4
Block Communications, Inc., Sr Sub
 Nt, 9.25%, 4/15/09/2/                        500      500,000   0.3
Charter Communications Holdings
 LLC, Sr Nt, 10%, 4/1/09                    2,000    1,380,000   0.8
Insight Communications, Inc.,
 Sr Disc Nt, 0/12.25%, 2/15/11              2,000      860,000   0.5
Mediacom LLC/Capital Corp., Sr Nt,
 8.50%, 4/15/08                             1,500    1,297,500   0.7
Mediacom LLC/Capital Corp., Sr Nt,
 9.50%, 1/15/03                               500      432,500   0.2
RCN Corp., Sr Nt, 10%, 10/15/07             1,400      336,000   0.2
RCN Corp., Sr Disc Nt,
 0/9.8%, 2/15/08                            1,000      190,000   0.1
Telewest PLC, Sr Disc Debs,
 11%, 10/1/07                               2,000      800,000   0.5
                                                  ------------   ---
                                                     6,403,500   3.7
MEDIA & TELECOM: FIXED COMMUNICATIONS -- 3.2%
Alaska Communications Systems
 Holdings, Inc., Sr Sub Nt,
 9.375%, 5/15/09                            1,000      880,000   0.5
Convergent Communications, Inc.,
 Sr Nt, 13%, 4/1/08/1,3,4/                  6,550      360,250   0.2
DTI Holdings, Inc., Sr Disc Nt,
 0/12.5%, 3/1/08/1,4/                       3,750        9,375   0.0
Exodus Communications, Inc., Sr Nt
 10.75%, 12/15/09/1,4/                      1,320      217,800   0.1
Exodus Communications, Inc., Sr Nt
 11.625%, 7/15/10/1,4/                        500       82,500   0.1
GCI, Inc., Sr Nt, 9.75%, 8/1/07             1,500    1,380,000   0.8
Global Crossing Holdings, Ltd., Sr Nt,
 9.125%, 11/15/06/1,4/                      2,000       20,000   0.0
Level 3 Comm, Sr Nt,
 11.25%, 3/15/10                            1,174      405,030   0.2

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                               Percent
                                          Par                  of Net
Description                              (000)       Value     Assets
----------------------------------------------------------------------
MEDIA & TELECOM: FIXED COMMUNICATIONS (continued)
Metromedia Fiber Network, Inc., Sr
 Nt, 10%, 12/15/09/1,4/                $    1,500 $     15,000   0.0%
Nextlink Communications, Inc., Sr Nt,
 10.5%, 12/1/09/1,4/                        1,500       37,500   0.0
Pathnet, Inc., Sr Nt,
 12.25%, 4/15/08/1,4/                       2,295       22,950   0.0
PSINet, Inc., Sr Nt,
 10.5%, 12/1/06/1,4/                        3,650      355,875   0.2
PSINet, Inc., Sr Nt, 10%, 2/15/05/1,4/      1,100      105,875   0.1
PSINet, Inc., Sr Nt,
 11.5%, 11/1/08/1,4/                          400       39,500   0.0
Qwest Capital Funding, Sr Nt,
 7.75%, 8/15/06                             1,500      915,000   0.5
Qwest Corp., Nt, 5.875%, 8/3/04               250      162,500   0.1
Williams Communications Group,
 Inc., Sr Nt, 11.875%, 8/1/10/1,4/            560       43,400   0.0
Williams Communications Group,
 Inc., Sr Nt, 10.875%, 10/1/09/1,4/         1,120       92,400   0.1
Worldcom, Inc., Nt,
 7.875%, 5/15/03/1,4/                       1,500      255,000   0.2
Worldcom, Inc., Sr Nt,
 6.5%, 5/15/04/1,4/                         1,000      160,000   0.1
                                                  ------------   ---
                                                     5,559,955   3.2
MEDIA & TELECOM: WIRELESS COMMUNICATIONS -- 5.4%
Alamosa Delaware, Inc., Sr Nt,
 13.625%, 8/15/11                           1,500      450,000   0.3
American Tower, Sr Nt,
 9.375%, 2/1/09                             1,120      616,000   0.3
Arch Wireless, Inc., Sr Sub Nt,
 10%, 5/15/07                                 318      254,400   0.1
Arch Wireless, Inc., Sub Nt,
 12%, 5/15/09                                 159       47,700   0.0
Centennial Cellular Corp., Sr Sub Nt,
 10.75%, 12/15/08                           2,375    1,140,000   0.7
Crown Castle Int'l Corp., Sr Nt,
 0/10.375%, 5/15/11                         1,500      690,000   0.4
Crown Castle Int'l Corp., Sr Sub Nt,
 9.5%, 8/1/11                               1,000      630,000   0.4
Dobson/Sygnet Communications
 Corp., Sr Nt, 10.875%, 7/1/10              1,000      590,000   0.3
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07/1,4/                      2,750       20,625   0.0

                                                                Percent
                                           Par                  of Net
Description                               (000)       Value     Assets
-----------------------------------------------------------------------
MEDIA & TELECOM: WIRELESS COMMUNICATIONS (continued)
Nextel Communications, Inc., Sr Nt,
 9.375%, 11/15/09                       $    2,000 $  1,015,000   0.6%
Rural Cellular Corp., Sr Sub Nt,
 9.625%, 5/15/08                             2,050      943,000   0.5
SBA Communications Corp., Sr Nt,
 10.25%, 2/1/09                              1,000      600,000   0.3
SBA Communications Corp., Sr Disc
 Nt, 0/12%, 3/1/08                             500      280,000   0.2
Telecorp PCS, Inc., Sr Sub Nt,
 10.625%, 7/15/10                              325      303,875   0.2
Tritel PCS, Inc., Sr Sub Nt,
 10.375%, 1/15/11                              975      887,250   0.5
TSI Telecommunications, Inc., Sr Sub
 Nt, 12.75%, 2/1/09/2/                       1,000      970,000   0.6
                                                   ------------   ---
                                                      9,437,850   5.4
MEDIA & TELECOM: DIVERSIFIED -- 5.8%
Garden State Newspapers, Inc., Sr
 Sub Nt, 8.75%, 10/1/09                        800      790,000   0.5
Liberty Group Operating, Inc., Sr Sub
 Nt, 9.375%, 2/1/08                          2,000    1,842,500   1.1
Liberty Group Publishing, Inc., Sr Disc
 Nt, 0/11.625%, 2/1/09                       1,125      788,906   0.5
Perry-Judd, Sr Sub Nt,
 10.625%, 12/15/07                           2,400    2,352,000   1.3
Phoenix Color Corp., Sr Sub Nt,
 10.375%, 2/1/09                             1,330    1,064,000   0.6
Primedia, Inc., Sr Nt,
 8.875%, 5/15/11/2/                          1,000      750,000   0.4
Regal Cinemas, Inc., Sr Sub Nt,
 9.375%, 2/1/12/2/                             500      517,500   0.3
Six Flags, Inc., Sr Nt,
 9.5%, 2/1/09                                  500      510,000   0.3
Tri-State Outdoor Media, Sr Nt,
 11%, 5/15/08/1,4/                           2,000    1,400,000   0.8
                                                   ------------   ---
                                                     10,014,906   5.8
METALS & MINERALS -- 4.7%
Horizon Financial Corp., Sr Nt,
 11.75%, 5/8/09                                900      843,750   0.5
LTV Corp., Sr Nt,
 11.75%, 11/15/09/1,4/                       1,000          100   0.0
NS Group, Inc., Sr Nt,
 13.5%, 7/15/03                              2,500    2,521,875   1.5

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                               Percent
                                          Par                  of Net
Description                              (000)       Value     Assets
----------------------------------------------------------------------
METALS & MINERALS (continued)
Oglebay Norton Co., Sr Sub Nt,
 10%, 2/1/09                           $    2,250 $  1,687,500   1.0%
On Semiconductor Corp., Sr Nt,
 12%, 5/15/08/2/                              800      696,000   0.4
Ryerson Tull, Inc., Sr Nt,
 9.125%, 7/15/06                              750      743,796   0.4
United Steel LLC, Sr Nt,
 10.75%, 8/1/08/2/                          1,075    1,118,000   0.6
Wolverine Tube, Inc., Sr Nt,
 10.5%, 4/1/09/2/                             500      490,000   0.3
                                                  ------------   ---
                                                     8,101,021   4.7
RETAIL -- 2.1%
Central Tractor, Sr Nt,
 10.625%, 4/1/07/1,4/                       1,500            0   0.0
CSK Automotive, Inc., Sr Nt,
 12%, 6/15/06/2/                            1,000    1,068,750   0.6
Frank's Nursery & Crafts, Sr Sub Nt,
 10.25%, 3/1/08/1,4/                        1,750      238,438   0.1
Group 1 Automotive, Inc., Sr Sub Nt,
 10.875%, 3/1/09                              680      719,100   0.4
Guitar Center Mgmt., Sr Nt,
 11%, 7/1/06                                1,520    1,550,400   0.9
Mattress Discounters Co., Sr Nt,
 12.625%, 7/15/07                           1,000      178,750   0.1
                                                  ------------   ---
                                                     3,755,438   2.1
SERVICES -- 6.9%
Alderwood Group, Sr Nt,
 12.25%, 1/2/09                             1,500    1,545,000   0.9
Alderwood Group, Sr Nt,
 12.25%, 1/2/07                               289      290,445   0.2
Coyne International Enterprises Corp.,
 Sr Sub Nt, 11.25%, 6/1/08                  2,500    1,250,000   0.7
Pierce Leahy, Inc., Sr Nt.
 8.125%, 5/15/08                            1,000      995,000   0.6
Rose Hills Co., Sr Sub Nt,
 9.5%, 11/15/04                             1,275    1,225,594   0.7
Service Corporation International, Sr
 Nt, 6%, 12/15/05                           1,000      915,000   0.5
Service Corporation International, Sr
 Sub Nt, 6.875%, 10/1/07                      500      453,750   0.2
Twin Laboratories, Inc., Sr Sub Nt,
 10.25%, 5/15/06                              650      305,500   0.2

                                                               Percent
                                          Par                  of Net
Description                              (000)       Value     Assets
----------------------------------------------------------------------
SERVICES (continued)
Volume Services America, Inc., Sr
 Sub Nt, 11.25%, 3/1/09                $    1,750 $  1,675,625   1.0%
Wesco Distribution, Inc., Sr Sub Nt,
 9.125%, 6/1/08                             2,500    2,400,000   1.4
Williams Scotsman, Inc., Sr Nt,
 9.875%, 6/1/07                             1,000      955,000   0.5
                                                  ------------  ----
                                                    12,010,914   6.9
TRANSPORTATION -- 4.9%
Anchor Lamina, Inc., Sr Sub Nt,
 9.875%, 2/1/08                             1,050      441,000   0.2
Collins and Aikman, Sr Nt,
 10.75%, 12/31/11/2/                        1,000    1,005,000   0.6
Collins and Aikman, Sr Sub Nt,
 11.5%, 4/15/06                               500      473,750   0.3
Delco Remy International, Inc., Sr Sub
 Nt, 11%, 5/1/09                            1,500    1,230,000   0.7
Greyhound Lines, Inc., Sr Sub Nt,
 11.5%, 4/15/07                             1,200    1,128,000   0.6
Hayes Lemmerz International, Inc., Sr
 Sub Nt, 9.125%, 7/15/07/1,4/               1,500      150,000   0.1
Hayes Lemmerz International, Inc., Sr
 Sub Nt, 11.875%, 6/15/06/1,2,4/              500      393,750   0.2
Metaldyne Corp., Sr Sub Nt,
 11%, 6/15/12/2/                            1,000      975,000   0.6
Oshkosh Truck Corp., Sr Sub Nt,
 8.75%, 3/1/08                              1,500    1,552,500   0.9
Stoneridge, Inc., Sr Nt,
 11.5%, 5/1/12/2/                             500      505,000   0.3
TFM SA DE CV, Sr Nt,
 12.5%, 6/15/12/2/                            700      661,500   0.4
                                                  ------------  ----
                                                     8,515,500   4.9
UTILITIES -- 2.7%
AES Corp., Sr Nt, 9.5%, 6/1/09              2,250    1,485,000   0.8
AES Corp., Sr Nt, 9.375%, 9/15/10             180      117,000   0.1
Calpine Corp., Sr Nt, 8.5%, 5/1/08          1,000      685,000   0.4
Calpine Corp., Sr Nt,
 8.625%, 8/15/10                              750      487,500   0.3
Edison Mission, Inc., Sr Nt,
 10%, 8/15/08                               2,000    1,990,000   1.1
                                                  ------------  ----
                                                     4,764,500   2.7
                                                  ------------  ----
Total Corporate Debt Securities
  (amortized cost $214,213,561)                    155,896,160  89.8
                                                  ------------  ----

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                Percent
                                       Shares/Par               of Net
Description                              (000)        Value     Assets
-----------------------------------------------------------------------
EQUITY INVESTMENTS -- 2.3%
Adelphia Communications, Inc., Pfd,
 13%, 7/15/09/1,4/                     $     5,000 $     20,000   0.0%
Arch Wireless, Inc., Common Stock/1/        23,171       23,171   0.0
Broadwing Communications, Inc.,
 Pfd, 12.5%, 2/15/09                         2,250      337,500   0.2
Classic Communications, Inc.,
 Common Stock/1/                             5,250           79   0.0
Coho Energy, Inc., Common Stock/1/          74,857        1,123   0.0
DTI Holdings, Inc.,
 Warrants, 3/1/08/1,3/                      18,750            0   0.0
Glasstech, Inc.,
 Warrants, 6/30/04/1,3/                      1,000            0   0.0
Gulf States Steel,
 Warrants, 4/15/03/1,3/                        500            0   0.0
Harvard Industries, Inc.,
 Common Stock/1/                           191,199        1,912   0.0
Indesco International, Inc.,
 Common Stock/1,3/                          60,344      211,204   0.1
International Knife and Saw,
 Common Stock/1,3/                          16,665       41,250   0.0
Kaiser Group Holdings, Inc.,
 Common Stock/1/                            63,011      267,797   0.2
Kaiser Group Holdings, Inc., Pfd,
 7%, 12/31/07                               52,301    1,961,288   1.1
Kaiser Group Holdings, Inc., Puts/1,3/      52,082            0   0.0
Mattress Discounters, Warrants/1,3/          1,000            0   0.0
McLeod USA, Inc., Common Stock/1/            6,414          257   0.0
McLeod USA, Inc., Conv Pfd,
 2.5%, 4/18/12                               7,654       29,085   0.0
McLeod USA, Inc., Warrants/1/               16,962        2,205   0.0
Optel, Inc., Warrants/1,3/                     750            0   0.0
Orion Refining Corp,
 Common Stock/1,3/                         597,097            0   0.0
Orion Refining Corp, Warrants/1,3/      10,522,004            0   0.0
Paging Network Do Brasil Holding
 Co. LLC, Warrants/1,3/                        500            0   0.0
Phonetel Technologies, Inc.,
 Common Stock/1/                           286,900        8,607   0.0
Rural Cellular Corp., Pfd,
 11.375% PIK, 5/15/10                        1,575      299,250   0.2

                                                           Percent
                                  Shares/Par               of Net
Description                         (000)        Value     Assets
------------------------------------------------------------------
EQUITY INVESTMENTS (continued)
Saberliner Corp.,
 Warrants, 4/15/03/1,3/           $       500 $          0    0.0%
Safeguard Business Systems, Inc.,
 Common Stock/1,3/                        533            0    0.0
Safeguard Business Systems, Inc.,
 Warrants/1,3/                          1,417            0    0.0
Safety Components International,
 Inc., Common Stock/1/                 53,517      347,861    0.2
Sinclair Capital Hytops, Pfd,
 11.625%, 3/15/09                       5,000      519,375    0.3
XO Communications, Inc., Pfd,
 13.5% PIK, 6/1/10/1,4/                 1,580           16    0.0
                                              ------------  -----
Total Equity Investments
  (cost $20,683,388)                             4,071,980    2.3
                                              ------------  -----
SECURITIES LENDING PROGRAM ASSETS -- 21.5%
Goldman Sach Corp.
 2.12%, dated 6/28/02, matures
 7/1/02 (at amortized cost)             9,000    9,000,000    5.2
Lehman Brothers A3/P3
 2.05%, dated 6/28/02, matures
 7/1/02 (at amortized cost)             1,345    1,345,484    0.7
Merrill Lynch A2/P2
 2.08%, dated 6/28/02, matures
 7/1/02 (at amortized cost)             9,000    9,000,000    5.2
Morgan Stanley Corp.
 2.08%, dated 6/28/02, matures
 7/1/02 (at amortized cost)             9,000    9,000,000    5.2
Salomon Brothers Corp.
 2.13%, dated 6/28/02, matures
 7/1/02 (at amortized cost)             9,000    9,000,000    5.2
                                              ------------  -----
Total Securities Lending
 Program Assets                                 37,345,484   21.5
                                              ------------  -----
TOTAL INVESTMENTS
  (amortized cost $272,242,433)               $197,313,624  113.6
                                              ------------  -----

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)
June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                           Percent
                                                           of Net
Description                                      Value     Assets
-------------------------------------------------------------------
Payable Upon Return of Securities Loaned     $(37,345,484)  (21.5)%
Other Assets in Excess of Liabilities          13,730,981     7.9
                                             ------------   -----
Net Assets                                   $173,699,121   100.0
Less: Outstanding Preferred Stock             (92,000,000)
                                             ------------
Net Assets Applicable to 12,768,834 Shares
 of Common Stock Outstanding                 $ 81,699,121
                                             ============
Net Asset Value Per Common Share
 ($81,699,121 / 12,768,834)                  $       6.40
                                             ============

--------------------------------------------------------------------------------
/1/Non-income producing security.
/2/Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $18,041,506 or 10.39% of net assets.
/3/Board valued security. These securities amounted to $2,331,439 or 1.34% of net assets.
/4/Security in default.
PIKPayment in kind.
--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Statement of Operations
For the Six Months Ended June 30, 2002

--------------------------------------------------------------------------------

    -----------------------------------------------------------------------
    INVESTMENT INCOME:
      Interest, dividends, and other......................... $ 10,593,416
    EXPENSES:
      Investment advisory fee (Note 5).......................      378,739
      Administrative fee (Note 5)............................       92,569
      Printing, postage and other............................       53,967
      Custodian, transfer agent and accounting fees (Note 5).       37,691
      Legal fees.............................................       29,764
      Directors' fees and expenses...........................       29,764
      Audit fee..............................................       22,323
      Insurance..............................................        9,921
                                                              ------------
       Operating Expenses....................................      654,738

      Net interest payments on rate swaps (Note 3)...........      795,536
      Commissions on auction rate preferred stock............      116,335
                                                              ------------
       Expenses Related to Leverage..........................      911,871
                                                              ------------

       Total Expenses........................................    1,566,609
                                                              ------------
       Net Investment Income.................................    9,026,807
    NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
     INVESTMENTS:
      Net realized gain/(loss) on investments................   (4,924,514)
      Net unrealized appreciation/(depreciation) on
       investments...........................................  (12,666,875)
                                                              ------------
       Net realized and unrealized gain/(loss) on
        investments..........................................  (17,591,389)
                                                              ------------
    Net increase/(decrease) in net assets resulting from
     operations..............................................   (8,564,582)
    DISTRIBUTIONS TO PREFERRED STOCKHOLDERS..................     (897,447)
                                                              ------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     APPLICABLE TO COMMON STOCKHOLDERS
     RESULTING FROM OPERATIONS AND DISTRIBUTIONS
     TO PREFERRED STOCKHOLDERS............................... $ (9,462,029)
                                                              ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                For the Six  For the Year
                                               Months Ended     Ended
                                               June 30, 2002 December 31,
                                                (Unaudited)      2001
     ---------------------------------------------------------------------
     INCREASE/(DECREASE) IN NET ASSETS:
     Operations:
       Net investment income.................. $  9,026,807  $ 21,814,611
       Net realized gain/(loss) on
        investments...........................   (4,924,514)   (4,438,792)
       Net unrealized appreciation/
        (depreciation) on investments.........  (12,666,875)  (18,817,781)
                                               ------------  ------------
     Net increase/(decrease) in net assets
      resulting from operations...............   (8,564,582)   (1,441,962)
                                               ------------  ------------
     DISTRIBUTIONS TO STOCKHOLDERS
      FROM:
       Preferred dividends....................     (897,447)   (3,849,146)
       Common dividends:
       Net investment income of $0.64 and
        $1.68 per share, respectively.........   (8,164,270)  (19,647,852)
                                               ------------  ------------
     Total decrease in net assets from
      distributions to stockholders...........   (9,061,717)  (23,496,998)
                                               ------------  ------------
     FUND SHARE TRANSACTIONS
      (NOTES 2 AND 3):
       Net proceeds from issuance of 3,680
        shares of preferred stock.............           --    90,756,264
       Cost to redeem 3,500,000 shares of
        outstanding preferred stock...........           --   (71,337,395)
       Value of 29,311 and 45,605 shares
        issued in reinvestment of dividends,
        respectively..........................      258,921       456,367
       Net proceeds from 3,175,092 shares of
        common stock issued in rights
        offering after deducting $1,267,426
        of offering expenses..................           --    30,673,575
                                               ------------  ------------
     Total increase in net assets derived from
      fund share transactions.................      258,921    50,548,811
                                               ------------  ------------
     Total net increase/(decrease) in net
      assets..................................  (17,367,378)   25,609,851
     NET ASSETS:
       Beginning of period....................  191,066,499   165,456,648
                                               ------------  ------------
       End of Period.......................... $173,699,121  $191,066,499
                                               ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
--------------------------------------------------------------------------------

                                                              For the Six
                                                             Months Ended               Year Ended December 31,
                                                             June 30, 2002 -----------------------------------------------
                                                              (Unaudited)     2001        2000         1999         1998
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  7.78    $  10.03   $    13.55   $    15.19   $    17.40
                                                                -------    --------   ----------   ----------   ----------
Net investment income.......................................       0.71        1.88         2.22         2.18         2.30
Net realized and unrealized gain/(loss) on investments......      (1.38)      (1.79)       (3.55)       (1.34)       (2.32)
                                                                -------    --------   ----------   ----------   ----------
Net increase in net asset value resulting from operations...      (0.67)       0.09        (1.33)        0.84        (0.02)
                                                                -------    --------   ----------   ----------   ----------
Distributions to Stockholders from:
Preferred dividends.........................................      (0.07)      (0.37)       (0.51)       (0.51)       (0.49)
Common:
 Net investment income and short-term gains.................      (0.64)      (1.65)       (1.68)       (1.68)       (1.70)
 Net realized long-term gains...............................         --          --           --           --           --
                                                                -------    --------   ----------   ----------   ----------
Total distributions to preferred and common stockholders....      (0.71)      (2.02)       (2.19)       (2.19)       (2.19)
                                                                -------    --------   ----------   ----------   ----------
Capital Change Resulting from the Issuance of Fund Shares:
Common Shares...............................................         --       (0.10)          --        (0.29)          --
Preferred Shares............................................         --       (0.22)          --           --           --
                                                                -------    --------   ----------   ----------   ----------
                                                                     --       (0.32)          --        (0.29)          --
                                                                -------    --------   ----------   ----------   ----------
Net asset value, end of period..............................    $  6.40    $   7.78   $    10.03   $    13.55   $    15.19
                                                                =======    ========   ==========   ==========   ==========
Market value per share, end of period.......................    $  8.09    $   9.08   $    10.56   $    11.63   $    16.38
                                                                =======    ========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN:
Based on market value per common share(1)...................      (5.35%)      1.37%        4.97%      (19.91%)      (0.16%)
Based on net asset value per common share(2)................     (11.24%)     (8.07%)     (14.48%)       2.56%       (3.19%)
RATIOS TO AVERAGE NET ASSETS(3):
 Expenses (prior to expenses related to leverage)...........       0.70%       0.75%        0.69%        1.14%        0.83%
 Expenses (including expenses related to leverage)..........       1.69%       1.04%          --           --           --
 Net investment income......................................       9.91%      11.55%       11.40%       10.08%        9.72%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)...    $81,699    $ 99,067   $   95,457   $  128,752   $  108,190
Average net assets during period, net of preferred stock
 (000)......................................................    $94,602    $107,697   $  115,318   $  130,836   $  119,223
Portfolio turnover rate.....................................         27%         32%          35%          37%          88%
Number of preferred shares outstanding at end of period.....      3,680       3,680    3,500,000    3,500,000    2,450,000
Asset coverage per share of preferred stock outstanding at
 end of period..............................................    $47,201    $ 51,920   $       47   $       57   $       64
Liquidation and average market value per share of preferred
 stock......................................................    $25,000    $ 25,000   $       20   $       20   $       20

--------------------------------------------------------------------------------
/1/Total investment return excludes the effects of commissions.
/2/Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


1.SIGNIFICANT ACCOUNTING POLICIES -- Pacholder High Yield Fund, Inc. (the
  "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high-yield, fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  A.SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service or broker confirmation. Restricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established by the Board of Directors. At June 30, 2002, there were board valued securities of $2,331,439, or 1.34% of net assets as of such date. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

  B.FEDERAL TAXES -- It is the Fund's policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund has complied with the Internal Revenue Code's requirements applicable to investment companies. There was no federal excise tax provision at December 31, 2001, because the Fund distributed more than 98% of net investment income. However, a provision of $53,846 was required at December 31, 2000.

    The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

  C.SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. At June 30, 2002, the Fund had no securities purchased payable.

  D.SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

  E.INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS --Interest income, expenses, and swap settlements are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid weekly from net investment income.

  F.WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date.

    The Fund had no "when-issued" or "delayed delivery" purchase commitments as of June 30, 2002.

  G.ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  H.PREMIUMS AND DISCOUNTS ON DEBT SECURITIES -- The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began accreting discounts and amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not accrete purchase discounts and amortize purchase premiums on debt securities.

2.COMMON STOCK -- At June 30, 2002, there were 50,000,000 shares of common stock with a $.01 par value authorized and

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

  12,768,834 shares outstanding. During the six months ended June 30, 2002, the Fund issued 29,311 shares of common stock in connection with its dividend reinvestment plan.

  Dividends on common shares were $0.64 and $1.65 per common share for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively.

3.PREFERRED STOCK AND INTEREST RATE SWAPS -- On June 29, 2001, the Fund issued
  3,680 shares of Series W Auction Rate Cumulative Preferred Stock (ARPS) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction. The Fund is required to maintain certain asset coverages as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required coverage (minimum 2 to 1), tests and restrictions. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the ARPS and common stock. The ARPS has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. At June 30, 2002, accrued preferred dividends were $19,912.

  In order to bring the Fund in compliance with the required coverage as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock, the Fund gave notice, as of June 30, 2002, of its intent to redeem $12,000,000 or 480 shares of Series W Auction Rate Cumulative Preferred Stock.

  The Fund entered into seven interest payment swap arrangements with Citibank, N.A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS. Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate. The variable rates ranged from 1.80% to 2.00% for the six months ended June 30, 2002. The effective date, notional amount, maturity and fixed rates of the swaps are as follows:

                                  Notional              Fixed
                                  Contract              Annual
                  Effective Date   Amount     Maturity   Rate
                  -------------- ----------- ---------- ------
                    7/16/2001... $10 million  7/16/2003  4.54%
                    7/16/2001... $10 million  7/16/2004  5.01%
                    7/16/2001... $10 million  7/18/2005  5.31%
                    7/16/2001... $10 million  7/17/2006  5.52%
                    11/13/2001.. $ 5 million 11/15/2004  3.35%
                    11/13/2001.. $ 5 million 11/14/2005  3.77%
                    11/13/2001.. $ 5 million 11/13/2006  4.07%

  Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

  The Fund accounts for interest rate swaps in accordance with Statement of Financial Accounting Standards No. 133, Accounting For Derivative Instruments and Hedging Activities. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the six months ended June 30, 2002, the Fund's receipts under the swap agreements were less than the amount paid and accrued to Citibank by $795,536 and are included in the accompanying statement of operations.

  The estimated fair value of the interest rate swap agreements at June 30, 2002, amounted to approximately $1,520,489 in unrealized loss and is included in the accompanying statement of net assets.

4.PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities
  (excluding commercial paper) for the six months ended June 30, 2002 aggregated $47,427,132 and $57,906,451, respectively.

  At June 30, 2002, the federal income tax basis of securities was $232,255,089; unrealized depreciation aggregated $72,286,949, of which $3,946,293 related to appreciated securities and $76,233,242 related to depreciated securities.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------


  At June 30, 2002, the Fund had available a capital loss carryforward of $16,935,842, which begins to expire in 2006, to offset any future net capital gains.

5.TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES
  AGENT -- The Fund has an investment advisory agreement with Pacholder & Company, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index, Developed Countries Only/TM/ (formerly known as the CS First Boston Domestic+ High Yield Index). The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average net assets of the Fund. For the six months ended June 30, 2002, the Fund's total return was (11.24)%. For the same period, the total return of the CS First Boston High Yield Index, Developed Countries Only/TM/ was 0.14%. For the period ended June 30, 2002, the advisory fee is calculated based on 0.40% of average net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At June 30, 2002, accrued advisory fees were $191,520.

  The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average net assets of the Fund. At June 30, 2002, accrued administrative fees were $14,646.

  The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At June 30, 2002, accrued accounting fees were $240.

  Certain affiliates of the Advisor serve as officers and/or directors of ICO, Inc. As of June 30, 2002, the Fund held 1,725,000 par/units of ICO, Inc. 10.375% bonds due June 1, 2007.

6.NET ASSETS CONSIST OF:

                                                June 30,    December 31,
                                                  2002          2001
                                              ------------  ------------
      Common Stock ($.01 par value).......... $    127,688  $    127,395
      Preferred Stock........................   92,000,000    92,000,000
      Paid-in capital........................  179,841,843   179,583,215
      Undistributed net investment
       income................................       37,536        72,446
      Accumulated net realized gain/(loss) on
       investments...........................  (21,860,356)  (16,935,842)
      Unrealized appreciation/(depreciation)
       on investments........................  (76,447,590)  (63,780,715)
                                              ------------  ------------
                                              $173,699,121  $191,066,499
                                              ============  ============

--------------------------------------------------------------------------------

                        PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------

                            DIRECTORS AND OFFICERS

                     William J. Morgan    John F. Williamson
                   Chairman and President      Director

                   James P. Shanahan, Jr. George D. Woodard
                         Secretary             Director

                      James E. Gibson      Daniel A. Grant
                         Treasurer             Director

                             INVESTMENT OBJECTIVE
            A closed-end fund seeking a high level of total return
              through current income and capital appreciation by
          investing primarily in high-yield, fixed income securities of domestic companies.

                              INVESTMENT ADVISOR
                           Pacholder & Company, LLC

                                 ADMINISTRATOR
                    Kenwood Administrative Management, Inc.

                                   CUSTODIAN
                         Bank One Trust Company, N.A.

                                TRANSFER AGENT
                                U.S. Bank, N.A.

                                 LEGAL COUNSEL
                          Kirkpatrick & Lockhart LLP

                             INDEPENDENT AUDITORS
                             Deloitte & Touche LLP

                               EXECUTIVE OFFICES
                        Pacholder High Yield Fund, Inc.
                             8044 Montgomery Road
                                   Suite 480
                            Cincinnati, Ohio 45236
                                (513) 985-3200

                                   WEB SITE
                                www.phf-hy.com

     This report is for the information of shareholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.



                        PACHOLDER HIGH YIELD FUND, INC.

                              SEMI-ANNUAL REPORT
                                 JUNE 30, 2002